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                                                                   EXHIBIT 10.30

                                                                  EXECUTION COPY

                                 FIFTH AMENDMENT
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT

                  THIS FIFTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT ("Amendment"), dated as of June 14, 2002, is among CGSF Funding Corporation, a Delaware corporation ("Seller"), McKesson Corporation, a Delaware corporation (formerly known as McKesson HBOC, Inc., the "Servicer"; the Servicer together with the Seller, the "Seller Parties" and each a "Seller Party"), the funding entities parties hereto (the "Financial Institutions"), Preferred Receivables Funding Corporation ("PREFCO"), Falcon Asset Securitization Corporation ("Falcon"), Blue Ridge Asset Funding Corporation ("Blue Ridge") and Liberty Street Funding Corp. ("Liberty Street") (PREFCO, Falcon, Blue Ridge and Liberty Street being referred to collectively as the "Conduits", and together with the Financial Institutions, the "Purchasers"), Bank One, NA (formerly known as The First National Bank of Chicago, "Bank One"), Wachovia Bank, National Association (successor to Wachovia Bank, N.A.), and The Bank of Nova Scotia (collectively, the "Managing Agents") and Bank One, as the collateral agent (the "Collateral Agent"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the "Receivables Purchase Agreement" (as hereinafter defined).

                  WHEREAS, the Seller, the Servicer, the Financial Institutions, the Conduits, the Managing Agents and the Collateral Agent are parties to the Receivables Purchase Agreement dated as of June 25, 1999, as amended by the First Amendment thereto dated as of September 29, 1999, the Second Amendment thereto dated as of December 6, 1999, the Third Amendment and Waiver thereto dated as of June 16, 2000 and the Fourth Amendment thereto dated as of June 15, 2001 (the "Receivables Purchase Agreement"); and

                  WHEREAS, the parties hereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Amendment to the Receivables Purchase Agreement. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Receivables Purchase Agreement shall be and hereby is amended as follows:

                  The definition of "Liquidity Termination Date" in Exhibit I of the Receivables Purchase Agreement is hereby amended to delete the words "June 14, 2002" and to substitute therefor the words "June 13, 2003".

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                  2. Conditions Precedent. This Amendment shall become effective as of the date above written if and only if the Managing Agents have received duly executed originals of this Amendment from each of the parties listed on the signature pages hereto.

                  3. Representations and Warranties of the Seller Parties. Each of the Seller Parties hereby represents and warrants as follows:

                  a. This Amendment and the Receivables Purchase Agreement, as amended hereby, constitute legal, valid and binding obligations of such Seller Party and are enforceable against such Seller Party in accordance with their terms.

                  b. Upon the effectiveness of this Amendment, each Seller Party hereby reaffirms all representations and warranties made in the Receivables Purchase Agreement, and to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

                  4. Reference to and Effect on the Receivables Purchase Agreement.

                  a. Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Receivables Purchase Agreement to "this Receivables Purchase Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

                  b. The Receivables Purchase Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  c. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Managing Agents, the Financial Institutions or the Collateral Agent, nor constitute a waiver of any provision of the Receivables Purchase Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of New York.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  7. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                                       2

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                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

                               CGSF FUNDING CORPORATION, as the Seller

                               By:__________________________________
                               Name:
                               Title:

                               McKESSON CORPORATION (formerly known as
                               McKesson HBOC, Inc.), as the Servicer

                               By:__________________________________
                               Name:
                               Title:

                               PREFERRED RECEIVABLES FUNDING
                               CORPORATION, as a Conduit

                               By:__________________________________
                               Authorized Signatory

                               FALCON ASSET SECURITIZATION
                               CORPORATION, as a Conduit

                               By:__________________________________
                               Authorized Signatory

                               BLUE RIDGE ASSET FUNDING CORPORATION, as a
                               Conduit

                               By: Wachovia Bank, National Association,
                               as Attorney-In-Fact

                               By:__________________________________
                               Name:
                               Title:

                                               Signature Page to Fifth Amendment
                                                                 to McKesson RPA

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                               LIBERTY STREET FUNDING CORP., as a Conduit

                               By:__________________________________
                               Name:
                               Title:

                               BANK ONE, NA (Main Office Chicago)
                               (formerly known as The First National Bank of Chicago), as a Committed Purchaser for PREFCO and Falcon, a Financial Institution, a Managing Agent and as Collateral Agent

                               By:__________________________________
                               Name: Elizabeth Cohen
                               Title: Vice President

                               WACHOVIA BANK, NATIONAL ASSOCIATION
                               (successor to Wachovia Bank, N.A.), as a
                               Committed Purchaser for Blue Ridge, a
                               Financial Institution and a Managing Agent

                               By:__________________________________
                               Name:
                               Title:

                               THE BANK OF NOVA SCOTIA, as a Committed
                               Purchaser for Liberty Street, a Financial
                               Institution and a Managing Agent

                               By:__________________________________
                               Name:
                               Title:

                                               Signature Page to Fifth Amendment
                                                                 to McKesson RPA